SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  April 15, 2004

(Date of earliest event reported)

First Regional Bancorp

(Exact name of registrant as specified in its charter)

California	000-10232	95-3582843
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1801 Century Park East, Suite 800

Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 552-1776

(Registrant’s telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Information and Exhibits

(c)           Exhibits

99.1         Press Release of First Regional Bancorp, dated April 15, 2004

Item 12.  Results of Operations and Financial Condition.

First Regional Bancorp issued a press release on April 15, 2004 announcing its financial results for the quarter ended March 31, 2004.  The press release is furnished as Exhibit 99.1 and is hereby incorporated by reference in its entirety.  First Regional does not intend for this Item 12 or Exhibit 99.1 to be incorporated by reference into filings under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 15, 2004

FIRST REGIONAL BANCORP

By:	/s/ Thomas E. McCullough
Thomas E. McCullough
Corporate Secretary

Exhibit Index

99.1         Press Release of First Regional Bancorp, dated April 15, 2004